Exhibit 10.1

MASTER LOAN PURCHASE AGREEMENT

This MASTER LOAN PURCHASE AGREEMENT (as amended, modified, supplemented, waived, restated, replaced or extended from time to time, this “Agreement”) is made as of April 7, 2015 (the “Closing Date”), by and between BUSINESS DEVELOPMENT CORPORATION OF AMERICA, a Maryland corporation (“Seller”) and BDCA HELVETICA FUNDING, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Buyer”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture (defined below).

RECITALS:

A.           The Buyer and U.S. Bank National Association, as trustee (“Trustee”) are parties to that certain Indenture dated as of April 7, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”).

B.           The parties hereto desire that Seller may sell certain loans to Buyer from time to time upon the terms and conditions set forth in this Agreement (each such sale, a “Transaction”), which loans may be pledged by the Buyer to the Trustee under the Indenture.

C.           The parties intend each Transaction to be treated as an absolute transfer of the subject loan(s).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Sale of Initial Loans. Seller, by the execution and delivery of this Agreement, does hereby transfer, sell, assign, set over, and otherwise convey to the Buyer, without recourse, representation or warranty (except as expressly set forth herein) all of Seller’s right, title and interest in, to and under the loans identified on Schedule 1 attached hereto (the “Initial Loans” and, together with any Additional Loans (as defined below), each a “Loan” and collectively, the “Loans”), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Closing Date and all proceeds of the foregoing. The purchase price for the Initial Loans conveyed to Buyer pursuant to this Agreement shall be payable on the Closing Date in (i) cash in an amount equal to the fair market value of such Initial Loans as mutually agreed upon by Seller and Buyer, (ii) with the consent of the Seller, by means of an increase in the equity value in the Buyer (which increase shall confer an indirect benefit on Seller), (iii) the Seller’s acquisition of the Class A Notes, and/or (iv) by a combination of clauses (i), (ii) and/or (iii) and/or other consideration. For avoidance of doubt, this computation of the initial purchase price shall assume no reinvestment in new Loans.

2.           Sale of Supplemental Loans. From time to time, Seller may designate additional loans (each such loan, an “Additional Loan”) which Seller desires to sell to Buyer, and which Buyer agrees to purchase from Seller. Upon execution and delivery of a written agreement substantially in the form attached hereto as Exhibit A (each such agreement, a “Supplemental Conveyance Agreement”) on a transfer date mutually acceptable to each of Seller and Buyer (each such transfer date, a “Transfer Date”), Seller shall transfer, sell, assign, set over, and otherwise convey to the Buyer, without recourse, representation or warranty (except as expressly set forth in the applicable Supplemental Conveyance Agreement) all of Seller’s right, title and interest in, to and under the Additional Loans identified on Schedule A attached to the applicable Supplemental Conveyance Agreement (which schedule shall amend, modify and supplement Schedule I attached hereto effective as of such Transfer Date with respect to such Additional Loans transferred on such Transfer Date, without any further action of the parties hereto), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the applicable Transfer Date and all proceeds of the foregoing. The purchase price for the Additional Loans conveyed to Buyer under this Agreement and the applicable Supplemental Conveyance Agreement shall be payable on the Transfer Date in (i) cash in an amount equal to the fair market value of such Additional Loans as mutually agreed upon by Seller and Buyer, (ii) with the consent of the Seller, by means of an increase in the equity value in the Buyer held by Seller, and/or (iii) by a combination of clauses (i) and/or (ii) and/or other consideration. For avoidance of doubt, this computation of initial purchase price with respect to Additional Loans shall assume no reinvestment in new Loans.

3.           Further Action. Seller and Buyer agree to take or cause to be taken such actions and to execute such documents as are reasonably necessary and requested by Buyer to perfect and protect the interests of Buyer and its assignees in each Loan and the proceeds thereof, and to effectuate the absolute transfer from Seller to Buyer of each Loan, including, without limitation, the execution of an assignment of the Loan and loan documents for each Loan, the execution of an endorsement to each promissory note (if any), the execution and/or delivery of any financing statements or amendments thereto or equivalent documents relating to the Loans for filing under the provisions of the UCC or other law of any applicable jurisdiction. To the extent the portion of any Initial Loan that is being transferred to Buyer is evidenced by a promissory note for which the face amount exceeds the portion of such Initial Loan being transferred to Seller, Buyer shall cooperate with Seller to obtain replacement promissory notes from the Portfolio Asset Obligor in amounts reflecting the portion of the Initial Loan transferred to Buyer and the portion retained by Seller and Buyer shall deliver such replacement promissory note to the Custodian in substitution of the promissory note delivered on the date hereof.

4.           Representations and Warranties.

(a)          Seller represents and warrants to Buyer that, as of the date of each Transaction, Seller holds each Loan sold in such Transaction free and clear of all liens, encumbrances, claims, rights and options of any kind or character whatsoever created or suffered by, through or under Seller. Except as expressly provided in this section, Seller expressly disclaims any other warranty, representation or covenant as to the character, assignability and enforceability of the Loans sold to Buyer. It is understood by Seller and Buyer that, subject to Seller’s representation and warranty in this section, Buyer will acquire each Loan on an “as is” basis.

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(b)          Seller represents and warrants to Buyer that, as of the date of each Transaction, Seller has delivered to the Custodian, at the Buyer’s direction, all Underlying Instruments related to the Initial Loans required to be delivered to the Custodian pursuant to and in accordance with the Indenture, including any applicable promissory note that exists for each Initial Loan that is evidenced by a promissory note, which Initial Loans with a promissory note are identified on Schedule 1 attached hereto.

5.           Absolute Transfer. The parties intend each Transaction to be treated as an absolute transfer, conveying good title free and clear of any liens, claims, encumbrances or rights of others, from Seller to Buyer. Seller shall have no risk of loss with respect to any Loans sold to Buyer pursuant to this Agreement, and shall have no right or duty to repurchase any such Loan. Each of Buyer and Seller hereby acknowledges that it intends (other than for Federal, state and local income tax purposes) the Transactions contemplated by this Agreement to be sales and purchases, respectively. If, notwithstanding such intentions, the Transactions contemplated hereby are recharacterized as a secured loan by any relevant governmental, judicial or other authority for any reason whatsoever, whether for limited purposes or otherwise, the Seller hereby grants to the Buyer and the Trustee for the benefit of the Secured Parties (as defined in the Indenture) a security interest under Article 9 of the UCC in all of its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising, and wherever located, (a) each Loan (the “Transferred Property”) and all payments on or in respect of any of the foregoing and (b) all proceeds, accessions, profits, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the Transferred Property (collectively, the “Collateral”) as collateral security for the obligations of the Seller to Buyer hereunder. If the Transactions contemplated hereby are recharacterized as a secured loan, this Agreement shall constitute a security agreement under the laws of the State of New York and, in addition to any other rights available under this Agreement and under any of the Collateral or otherwise available at law, the Trustee, acting on behalf of the Secured Parties, shall have all the rights and remedies of a secured party under the laws of the State of New York and other applicable law to enforce the security interests granted hereby and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law, to sell or apply any Collateral in accordance with the terms hereof at public or private sale.

6.           Miscellaneous.

(a)          Modifications. The terms of this Agreement, including Schedule I and any Supplemental Conveyance and Schedule A to any Supplemental Conveyance, may not be modified, amended, or otherwise changed in any manner, except by an instrument in writing executed by each of the parties hereto.

(b)          Governing Law. Buyer and Seller hereby agree that all questions with respect to the construction of this Agreement, and the rights and liabilities of the parties hereto, shall be governed by and construed in accordance with the laws of the State of New York.

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(c)          Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(d)          Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties, relating to the subject matter contained in this Agreement, which are not fully expressed herein.

(e)          Successors. This Agreement shall be binding on and shall inure to the benefit of Seller’s and Buyer’s successors and assigns.

(f)          Authorization. The entities, persons and/or officers executing this Agreement on behalf of the respective parties are fully empowered to do so, on behalf of Buyer and Seller.

(g)          Counterparts. This Agreement may be executed by facsimile or other electronic means, and in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgement of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

(h)          Enforcement. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

[SIGNATURE PAGE(S) FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as the date first written above.

SELLER:	BUSINESS DEVELOPMENT CORPORATION OF AMERICA,

a Maryland corporation

	By:	/s/ Robert K. Grunewald
	Name:	Robert K. Grunewald
	Title:	President and Chief Investment Officer

BUYER:	BDCA HELVETICA FUNDING, LTD.,

an exempted company incorporated with limited liability under the laws of the Cayman Islands

	By:	/s/ Robert K. Grunewald
	Name:	Robert K. Grunewald
	Title:	Director

[Signature Page to Master Loan Purchase Agreement]

SCHEDULE 1

Initial Loans

ACRISURE - Seller’s interest as noteholder in $11,500,000.00 of those certain “Obligations” arising under that certain Second Amended and Restated Second Lien Note Purchase Agreement dated November 12, 2014, by and among Acrisure, LLC, as issuer, the noteholders from time to time party thereto, and New Mountain Finance Holdings, L.L.C., as agent for the noteholders thereunder, as Seller’s interest as noteholder in such obligations that are the subject of the assignment to Buyer under this Agreement are evidenced by: (1) that certain promissory note dated November 25, 2014, by Acrisure, LLC in favor of Seller in the original principal amount of $5,000,000.00 or any replacement note therefor; (2) that certain promissory note dated December 10, 2014, by Acrisure, LLC in favor of Seller in the original principal amount of $4,000,000.00 or any replacement note therefor; and (3) that certain promissory note dated January 9, 2015, by Acrisure, LLC in favor of Seller in the original principal amount of $2,500,000.00 or any replacement note therefor.

APPLIED MERCHANT SYSTEMS - Seller’s interest as lender (but not as agent) in $18,725,746.00 of those certain “Term Loans” arising under that certain Credit Agreement dated September 19, 2014, by and among Applied Merchant Systems West Coast, Inc., as borrower, the lenders from time to time party thereto, and Business Development Corporation of America, as agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term Loan Note dated September 19, 2014, by Applied Merchant Systems West Coast, Inc. in favor of Seller in the original principal amount of $19,500,000.00 or any replacement note therefor.

APPRISS - Seller’s interest as lender in $15,000,000.00 of those certain “Term Loans” arising under that certain Second Lien Credit Agreement dated November 21, 2014, by and among Appriss Holdings, Inc., as borrower, the lenders from time to time party thereto, and GCI Capital Markets LLC, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement may be evidenced from time to time under such Second Lien Credit Agreement or under any promissory note issued pursuant thereto.

CIG FINANCIAL - Seller’s interest as lender (but not as administrative agent) in $15,000,000.00 of those certain “Term Loans” arising under that certain Subordinated Credit Agreement dated June 30, 2014, by and among CIG Financial, LLC, as borrower, the lenders from time to time party thereto, and Business Development Corporation of America, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term Loan Note dated June 30, 2014, by CIG Financial, LLC in favor of Seller or any replacement note therefor.

EAGLERIDER (Initial Term Loan) - Seller’s interest as lender (but not as administrative agent) in $10,000,000.00 of those certain “Initial Term Loans” arising under that certain Second Lien Credit and Security Agreement dated August 11, 2014, by and among J.C. Bromac Corporation, Eaglerider, Inc., and Eaglerider Finance LLC, as borrowers, the lenders from time to time party thereto, and Business Development Corporation of America, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Initial Term Loan Note dated August 11, 2014, by J.C. Bromac Corporation, Eaglerider, Inc. and Eaglerider Finance LLC in favor of Seller in the original principal amount of $10,000,000.00 or any replacement note therefor.

EAGLERIDER (Delayed Draw Term Loan) - Seller’s interest as lender (but not as administrative agent) in $5,000,000.00 of those certain “Delayed Draw Term Loans” arising under that certain Second Lien Credit and Security Agreement dated August 11, 2014, by and among J.C. Bromac Corporation, Eaglerider, Inc., and Eaglerider Finance LLC, as borrowers, the lenders from time to time party thereto, and Business Development Corporation of America, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced may be evidenced from time to time under such Second Lien Credit and Security Agreement or under any promissory note issued pursuant thereto.

EPIC - Seller’s interest as lender in $10,000,000.00 of those certain “Term Loans” arising under that certain Amended and Restated Second Lien Credit and Guaranty Agreement dated February 17, 2015, by and among Epic Health Services, Inc., Freedom Home Healthcare, Inc., Pyra Med Health Services, LLC and LCA Holding Inc., as borrowers, the lenders from time to time party thereto, and Fifth Street Finance Corp., as administrative agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Note dated February 23, 2015, by Epic Health Services, Inc., Freedom Home Healthcare, Inc., Pyra Med Health Services, LLC and LCA Holding Inc. in favor of Seller in the original principal amount of $10,000,000.00 or any replacement note therefor.

HIGH RIDGE - Seller’s interest as lender in $7,500,000.00 of those certain “Term Loans” arising under that certain Second Lien Term Loan Credit Agreement dated April 11, 2014, by and among High Ridge Brands Co., as borrower, the lenders from time to time party thereto, and Annaly Middle Market Lending LLC, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such portion of such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term Loan Note dated April 11, 2014, by High Ridge Brands Co in favor of Seller in the original principal amount of $22,500,000.00 or any replacement note therefor.

ICYNENE - Seller’s interest as lender (but not as administrative agent or collateral agent) in $4,000,000.00 of those certain “Term Loans” arising under that certain Senior Secured Credit Agreement dated November 4, 2014, by and among Icynene U.S. Acquisition Corp., as borrower, the lenders from time to time party thereto, and Business Development Corporation of America, as administrative agent and collateral agent for the lenders thereunder, as Seller’s interest as lender in such portion of such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term Note dated November 4, 2014, by Icynene U.S. Acquisition Corp. in favor of Seller in the original principal amount of $59,000,000.00 or any replacement note therefor.

INTERBLOCK - Seller’s interest as lender (but not as administrative agent) in $8,000,000.00 of those certain “Term Loans” arising under that certain Second Lien Credit Agreement dated March 28, 2014, by and among Interblock USA L.C., as borrower, the lenders from time to time party thereto, and Business Development Corporation of America, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such portion of such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term Loan Note dated March 28, 2014, by Interblock USA L.C. in favor of Seller in the original principal amount of $23,000,000.00 or any replacement note therefor.

JEFFERSON GULF COAST ENERGY - Seller’s interest as lender in $17,955,000.00 of those certain “Term Loans” arising under that certain Credit Agreement dated August 27, 2014, by and among Jefferson Gulf Coast Energy Holdings LLC, as borrower, the lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement may be evidenced from time to time under such Credit Agreement or under any promissory note issued pursuant thereto.

LAND HOLDINGS - Seller’s interest as lender in $30,000,000.00 of those certain “Term Loans” arising under that certain Credit Agreement dated June 26, 2014, by and among Land Holdings I, LLC, as borrower, the lenders from time to time party thereto, and Wilmington Trust, National Association, as administrative agent and collateral agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement may be evidenced from time to time under such Credit Agreement or under any promissory note issued pursuant thereto.

NOOSA - Seller’s interest as lender in $10,000,000.00 of those certain “Term Loan B’s” arising under that certain Credit Agreement dated November 21, 2014, by and among Noosa Acquirer, Inc., as borrower, the lenders from time to time party thereto, and Bank of Montreal, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term Loan B Note dated November 21, 2014, by Noosa Acquirer, Inc. in favor of Seller or any replacement note therefor.

ORCHID - Seller’s interest as lender in $14,962,500 of those certain “Term Loan A’s” arising under that certain Credit Agreement dated November 6, 2014, by and among Orchid Merger Sub, LLC and Orchid Underwriters Agency, LLC, as borrowers, the lenders from time to time party thereto, and Triangle Capital Corporation, as agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term A Note dated November 6, 2014, by Orchid Merger Sub, LLC and Orchid Underwriters Agency, LLC in favor of Seller in the original principal amount of $15,000,000.00 or any replacement note therefor.

SAGE AUTOMOTIVE - Seller’s interest as lender in $13,000,000.00 of those certain “Term Loans” arising under that certain Second Lien Credit and Guarantee Agreement dated October 8, 2014, by and among Sage Automotive Interiors, Inc., as borrower, the lenders from time to time party thereto, and UBS AG, Stamford Branch, as administrative agent and collateral agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement may be evidenced from time to time under such Second Lien Credit and Guarantee Agreement or under any promissory note issued pursuant thereto.

SCHULMAN - Seller’s interest as lender (but not as agent) in $17,000,000.00 of those certain “Term Loans” arising under that certain Second Lien Credit Agreement dated December 3, 2014, by and among Schulman Associates Institutional Review Board, Inc. and SAIRB Holdings, Inc., as borrowers, the lenders from time to time party thereto, and Business Development Corporation of America, as agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Note dated December 3, 2014, by Schulman Associates Institutional Review Board, Inc. and SAIRB Holdings, Inc. in favor of Seller or any replacement note therefor.

SQUAN - Seller’s interest as lender (but not as administrative agent) in $11,488,372.00 of those certain “Initial Term Loans” arising under that certain Senior Credit Facility Agreement dated October 10, 2014, by and among Squan Holding Corp., Squan Acquisition Sub, LLC and Squan Construction Services, L.L.C., as borrowers, the lenders from time to time party thereto, and Business Development Corporation of America, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such portion of such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Initial Term Loan Note dated October 10, 2014, by Squan Holding Corp., Squan Acquisition Sub, LLC and Squan Construction Services, L.L.C. in favor of Seller in the original principal amount of $21,488,372.09 or any replacement note therefor.

STEEL CITY MEDIA - Seller’s interest as lender (but not as administrative agent) in $20,000,000.00 of those certain “Term Loans” arising under that certain Subordinated Credit Agreement dated September 29, 2014, by and among WPNT, Inc., MGTF Paper Company, LLC and MGTF Radio Company, LLC, as borrowers, the lenders from time to time party thereto, and Business Development Corporation of America, as administrative agent for the lenders thereunder, as Seller’s interest as lender in such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term Note dated September 29, 2014, by WPNT, Inc., MGTF Paper Company, LLC and MGTF Radio Company, LLC in favor of Seller in the original principal amount of $20,000,000.00 or any replacement note therefor.

TAX DEFENSE NETWORK - Seller’s interest as lender (but not as agent) in $8,350,000.00 of those certain “Term Loan A’s” arising under that certain Senior Credit Facility Agreement dated August 28, 2014, by and among Tax Defense Network, LLC and TDN Acquisition Corporation, as borrowers, the lenders from time to time party thereto, and Business Development Corporation of America, as agent for the lenders thereunder, as Seller’s interest as lender in such portion of such loan that is the subject of the assignment to Buyer under this Agreement is evidenced by that certain Term Loan A Note dated August 28, 2014, by Tax Defense Network, LLC and TDN Acquisition Corporation in favor of Seller in the original principal amount of $34,850,000.00 or any replacement note therefor.

EXHIBIT A

FORM OF SUPPLEMENTAL CONVEYANCE

(As required by Section 2 of the Master Loan Purchase Agreement)

SUPPLEMENTAL CONVEYANCE No. ____ (as amended, modified, supplemented, waived, restated, replaced or extended from time to time, this “Supplemental Conveyance”), dated as of [ 1, 20___, by and between BUSINESS DEVELOPMENT CORPORATION OF AMERICA, a Maryland corporation (“Seller”) and BDCA HELVETICA FUNDING, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Buyer”), pursuant to the Master Loan Purchase Agreement referred to below.

WITNESSETH:

WHEREAS, Seller and Buyer are parties to a Master Loan Purchase Agreement, dated as of April 7, 2015 (as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Master Loan Purchase Agreement”);

WHEREAS, pursuant to the Master Loan Purchase Agreement, Seller wishes to designate Additional Loans to be included as Loans, and Seller wishes to convey its right, title and interest in such Additional Loans, to Buyer pursuant to the Master Loan Purchase Agreement; and

WHEREAS, Buyer is willing to accept such designation and conveyance subject to the terms and conditions hereof.

NOW, THEREFORE, Seller and Buyer hereby agree as follows:

1.           Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Master Loan Purchase Agreement unless otherwise defined herein.

“Addition Date” shall mean, with respect to the Additional Loans, [____________________________1, 20___.

“Additional Loans” shall mean the Additional Loans, as defined in the Master Loan Purchase Agreement that are designated hereby and listed on Schedule A hereto.

2.            Designation of Additional Loans. Seller delivers herewith to Buyer a loan schedule containing a true and complete list of the Additional Loans. Such Loan Schedule is incorporated into and made part of this Supplemental Conveyance, shall be Schedule A to this Supplemental Conveyance and shall supplement Schedule 1 to the Master Loan Purchase Agreement.

3.              Conveyance of Loans.

(a)          Sale of Additional Loans. Seller does hereby sell, transfer, assign, set over, and otherwise convey to the Buyer, without recourse, representation or warranty (except as expressly set forth in Master Loan Purchase Agreement or this Supplemental Conveyance) all of Seller’s right, title and interest in, to and under the Additional Loans identified on Schedule A attached to this Supplemental Conveyance (which schedule shall amend, modify and supplement Schedule I attached to the Master Loan Purchase Agreement effective as of the Transfer Date with respect to such Additional Loans transferred to Seller on such Transfer Date, without any further action of the parties hereto), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the applicable Transfer Date and all proceeds of the foregoing. The purchase price for the Additional Loans conveyed to Buyer under this Agreement and the applicable Supplemental Conveyance Agreement shall be payable on the Transfer Date in (i) cash in an amount equal to the fair market value of such Additional Loans as mutually agreed upon by Seller and Buyer, (ii) with the consent of the Seller, by means of an increase in the equity value in the Buyer held by Seller, and/or (iii) by a combination of clauses (i) and/or (ii) and/or other consideration. For avoidance of doubt, this computation of initial purchase price with respect to Additional Loans shall assume no reinvestment in new Loans.

(b)          Further Action. Seller and Buyer agree to take or cause to be taken such actions and to execute such documents as are reasonably necessary and requested by the Buyer to perfect and protect the interests of Buyer and its assignees in each Additional Loan and the proceeds thereof, and to effectuate the absolute transfer from Seller to Buyer of each Additional Loan, including, without limitation, the execution of an assignment of the Additional Loan and loan documents for each Additional Loan, the execution of an endorsement to each promissory note (if any), the execution and/or delivery of any financing statements or amendments thereto or equivalent documents relating to the Additional Loans for filing under the provisions of the UCC or other law of any applicable jurisdiction. To the extent the portion of any Additional Loan that is being transferred to Buyer is evidenced by a promissory note for which the face amount exceeds the portion of such Additional Loan being transferred to Seller, Buyer shall cooperate with Seller to obtain replacement promissory notes from the Portfolio Asset Obligor in amounts reflecting the portion of the Additional Loan transferred to Buyer and the portion retained by Seller and Buyer shall deliver such replacement promissory note to the Custodian in substitution of the promissory note delivered on the date hereof.

(c)          Representations and Warranties.

(i) Seller represents and warrants to Buyer that, as of the date of each Transaction, Seller holds each Additional Loan sold in such Transaction free and clear of all liens, encumbrances, claims, rights and options of any kind or character whatsoever created or suffered by, through or under Seller. Except as expressly provided in this section, Seller expressly disclaims any other warranty, representation or covenant as to the character, assignability and enforceability of the Additional Loans sold to Buyer. It is understood by Seller and Buyer that, subject to Seller’s representation and warranty in this section, Buyer will acquire each Additional Loan on an “as is” basis.

(ii) Seller represents and warrants to Buyer that, as of the date of each Transaction, Seller has delivered to the Custodian, at the Buyer’s direction, all Underlying Instruments related to the Additional Loans required to be delivered to the Custodian pursuant to and in accordance with the Indenture, including any applicable promissory note that exists for each Additional Loan that is evidenced by a promissory note, which Additional Loans with a promissory note are identified on Schedule A attached hereto.

(d)          Absolute Transfer. The parties intend each Transaction to be treated as an absolute transfer, conveying good title free and clear of any liens, claims, encumbrances or rights of others, from Seller to Buyer. Seller shall have no risk of loss with respect to any Additional Loans sold to Buyer pursuant to this Supplemental Conveyance, and shall have no right or duty to repurchase any such Additional Loan. Each of Buyer and Seller hereby acknowledges that it intends (other than for Federal, state and local income tax purposes) the Transactions contemplated by this Supplemental Conveyance to be sales and purchases, respectively. If, notwithstanding such intentions, the Transactions contemplated hereby are recharacterized as a secured loan by any relevant governmental, judicial or other authority for any reason whatsoever, whether for limited purposes or otherwise, the Seller hereby grants to the Buyer and the Trustee for the benefit of the Secured Parties (as defined in the Indenture) a security interest under Article 9 of the UCC in all of its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising, and wherever located, (a) each Additional Loan (the “Additional Transferred Property”) and all payments on or in respect of any of the foregoing and (b) all proceeds, accessions, profits, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the Additional Transferred Property (collectively, the “Additional Collateral”) as collateral security for the obligations of the Seller to Buyer hereunder. If the Transactions contemplated hereby are recharacterized as a secured loan, this Supplemental Conveyance shall constitute a security agreement under the laws of the State of New York and, in addition to any other rights available under this Supplemental Conveyance and under any of the Additional Collateral or otherwise available at law, the Trustee, acting on behalf of the Secured Parties, shall have all the rights and remedies of a secured party under the laws of the State of New York and other applicable law to enforce the security interests granted hereby and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law, to sell or apply any Additional Collateral in accordance with the terms hereof at public or private sale.

4.             Ratification of the Master Loan Purchase Agreement. The Master Loan Purchase Agreement is hereby ratified, and all references to the “Master Loan Purchase Agreement,” to “this Agreement” and “herein” shall be deemed from and after the Addition Date to be a reference to the Master Loan Purchase Agreement as supplemented and amended by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Master Loan Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Master Loan Purchase Agreement.

5.             Modifications. The terms of this Supplemental Conveyance and Schedule A to this Supplemental Conveyance may not be modified, amended, or otherwise changed in any manner, except by an instrument in writing executed by each of the parties hereto.

6.             Governing Law. Buyer and Seller hereby agree that all questions with respect to the construction of this Supplemental Conveyance, and the rights and liabilities of the parties hereto, shall be governed by and construed in accordance with the laws of the State of New York.

7.             Severability. In the event any provision of this Supplemental Conveyance shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

8.             Entire Agreement. This Supplemental Conveyance constitutes the entire agreement of the parties and supersedes any prior written or oral agreements between them concerning the subject matter contained herein with respect to the Additional Loans. There are no representations, agreements, arrangements or understandings, oral or written, between the parties, relating to the subject matter contained in this Supplemental Conveyance, which are not fully expressed herein.

9.             Successors. This Supplemental Conveyance shall be binding on and shall inure to the benefit of Seller’s and Buyer’s successors and assigns.

10.           Authorization. The entities, persons and/or officers executing this Supplemental Conveyance on behalf of the respective parties are fully empowered to do so, on behalf of Buyer and Seller.

11.           Counterparts. This Supplemental Conveyance may be executed by facsimile or other electronic means, and in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgement of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

12.           Enforcement. The waiver or failure to enforce any provision of this Supplemental Conveyance shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Conveyance as of the day and year first above written.

SELLER:	BUSINESS DEVELOPMENT CORPORATION OF AMERICA,

a Maryland corporation

By:

Name:

Title:

BUYER:	BDCA HELVETICA FUNDING, LTD.,

an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:

Name:

Title:

SCHEDULE A

TO SUPPLEMENTAL CONVEYANCE No. ____

Additional Loans